The date of this supplement is May 1, 2007.

C50-041 5/1/07

T. Rowe Price Index Funds, Inc.

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

Supplement to prospectus dated May 1, 2007

The fifth paragraph on page 2 of the prospectus under the subheading, "What is each fund`s principal investment strategy?" is hereby replaced with the following:

In an attempt to recreate each of the S&P indices, we select stocks in terms of industry, size, and other characteristics. For example, if technology stocks made up 15% of the S&P Completion Index, the Extended Equity Market Index Fund would invest about 15% of its assets in technology stocks with similar characteristics. Several factors are considered in selecting representative stocks, including historical price movement, market capitalization, transaction costs, and others.